UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 22, 2008
Bentley Pharmaceuticals, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10581	59-1513162
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

Bentley Park
2 Holland Way
Exeter, New Hampshire		03833
(Address of principal		(Zip Code)
executive office)
Registrant’s telephone number, including area code (603) 658-6100
No change since last report
(Former name or former address if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.01 Notice of delisting or Failure to Satisfy a Continued Listing or Standard; Transfer of Listing
Item 3.03 Material Modification to Rights of Security Holders
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1 Certificate of Merger of Beryllium Merger Corp., dated July 22, 2008
EX-3.1 Amended and Restated Certificate of Inc., dated July 22, 2008
Ex-3.2 Amended and Restated By-laws of Bentley Pharmaceuticals, Inc.
EX-99.1 Press release, dated July 22, 2008

INTRODUCTORY NOTE
     As discussed herein, on July 22, 2008, Bentley Pharmaceuticals, Inc., a Delaware corporation (“Bentley” or the “Company”), completed its merger (the “Merger”) with and into Beryllium Merger Corporation (“Acquisition Sub”), a wholly-owned subsidiary of Teva Pharmaceutical Industries Ltd., an Israeli corporation (“Teva”). The transaction was effected pursuant to an Agreement and Plan of Merger, dated as of March 31, 2008, by and among the Company, Acquisition Sub and Teva (the “Merger Agreement”). As a result of the Merger, Bentley became a wholly owned subsidiary of Teva, ceased to be publicly traded and accordingly will no longer be listed on the New York Stock Exchange (the “NYSE”).
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On July 22, 2008, at a special meeting of the stockholders of the Company, the Company’s stockholders adopted the Merger Agreement by the requisite vote required under the General Corporation Law of the State of Delaware and the Company consummated the Merger. Pursuant to the terms of the Merger Agreement, Acquisition Sub merged with and into Bentley, with the Company continuing after the Merger as a wholly-owned subsidiary of Teva, and each outstanding share of the Company’s common stock, par value $0.02 per share (the “Common Stock”), was converted in the Merger into the right to receive approximately $14.82 in cash, without interest. The Merger Agreement also provided for the conversion of outstanding options and restricted stock units, in accordance with the terms of the Merger Agreement and as described in Bentley’s Proxy Statement on Form 14A, filed with the Securities and Exchange Commission (the “Commission”) on June 17, 2008. The aggregate cash consideration payable by Teva as a result of the Merger was approximately $359.7 million.
     On July 22, 2008, the Company issued a press release announcing the Company’s stockholders’ approval of the Merger Agreement and the completion of the acquisition by Teva. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information set forth in Item 1.01 to the Company’s Current Report on Form 8-K filed with the Commission on March 31, 2008 and a copy of the Merger Agreement, which was attached as Exhibit 10.1 thereto, are incorporated herein by reference as though fully set forth herein. The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement.
Item 3.01 Notice of delisting or Failure to Satisfy a Continued Listing or Standard; Transfer of Listing.
     As previously disclosed, on July 8, 2008, the Company notified the NYSE of its intent to withdraw the listing of the Common Stock on the NYSE. The NYSE will file with the Commission a notification of removal from listing on Form 25 in order to effect the delisting of the Common Stock from the NYSE. In addition, on July 22, 2008, the Company filed with the Commission a certification and notice of termination on Form 15 to effect the deregistration of the Common Stock (and the associated Series A Junior Participating Preferred Stock purchase rights) under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Although the Company’s Common Stock is no longer publicly traded, the deregistration of Bentley’s Common Stock under the Exchange Act will not become effective for a period of up to 10 days after the NYSE notifies the Commission of its intention to delist the Common Stock.
Item 3.03 Material Modification to Rights of Security Holders.
     The information set forth in Items 2.01 and 5.03 of this report is incorporated by reference into this Item 3.03.
Item 5.01 Changes in Control of Registrant.
     The information set forth in Item 2.01 of this report is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.
     As a result of the Merger, all of the current directors of the Company (namely, Messrs. James R. Murphy, Michael McGovern, Miguel Fernandez, John W. Spiegel, F. Ross Johnson and Edward J. Robinson) resigned as of the effective time of the Merger. In connection with the Merger, Richard P. Lindsay, Vice President, Chief Financial Officer, Secretary and Treasurer, and James R. Murphy, Chief Executive Officer, were terminated as of the effective time. These resignations and terminations were not a result of any disagreements between the Company and the current directors on any matter relating to the Company’s operations, policies or practices. Upon completion of the Merger, the directors of Acquisition Sub became the directors of the Company.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Upon filing the certificate of merger, attached hereto as Exhibit 2.1, with the Delaware Secretary of State on July 22, 2008, Bentley’s existing certificate of incorporation and by-laws were amended and restated in their entirety, which are filed as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Certificate of Merger of Beryllium Merger Corporation with and into Bentley Pharmaceuticals, Inc., dated July 22, 2008

3.1	Amended and Restated Certificate of Incorporation of Bentley Pharmaceuticals, Inc.

3.2	Amended and Restated By-laws of Bentley Pharmaceuticals, Inc.

99.1	Press Release, dated July 22, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENTLEY PHARMACEUTICALS, INC.
By:	/s/ Richard P. Lindsay
Richard P. Lindsay
Vice President and Chief Financial Officer

Date: July 22, 2008

BENTLEY PHARMACEUTICALS, INC
CURRENT REPORT ON FORM 8-K
Report Dated July 22, 2008
EXHIBIT INDEX

Exhibit No.	Description

2.1	Certificate of Merger of Beryllium Merger Corporation with and into Bentley Pharmaceuticals, Inc., dated July 22, 2008

3.1	Amended and Restated Certificate of Incorporation of Bentley Pharmaceuticals, Inc.

3.2	Amended and Restated By-laws of Bentley Pharmaceuticals, Inc.

99.1	Press Release, dated July 22, 2008.